EXHIBIT 32


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Annual Report of Nelnet Education Loan Funding, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  March 31, 2005                 By:     /s/ Terry J. Heimes
                                      ------------------------------------------
                                      Name:  Terry J. Heimes
                                      Title: President
                                             (Principal Executive Officer)


                                      By:     /s/ James D. Kruger
                                      ------------------------------------------
                                      Name:  James D. Kruger
                                      Title: Secretary and Treasurer
                                             (Principal Financial and Accounting
                                             Officer)